                                                                Exhibit 10.2


                            ANGELICA CORPORATION
                       FORM 10-K FOR FISCAL YEAR ENDED
                              JANUARY 26, 2002

                                  SCHEDULE
                                  --------


The participation agreements presently in effect under the Angelica Corporation Management Retention and Incentive Plan are substantially identical in all material respects. This revised schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the material details in which the specific agreements differ from the form of agreement filed as Exhibit 10.3 to the Angelica Corporation Form 10-K for fiscal year ended 1/30/93:

                                                             "Benefit Multiple"
Name                       Title                          Pursuant to Paragraph 3
----                       -----                          -----------------------

T. M. Armstrong            Sr. Vice President-Finance              2.99
                           and Administration

Charles D. Molloy, Jr.     Vice President                          2.00